Rule 497(e)
                                                              File No. 811-07735
                                                                        333-9217



                               Orchard Series Fund
                            Orchard Money Market Fund

                      Supplement dated November 3, 2003 to
                         Prospectus dated March 1, 2003




Effective November 3, 2003, the Orchard Money Market Fund is closed to new sales. Shareholders of other series of Orchard Series Fund will not be permitted to exchange any of their shares for shares of the Orchard Money Market Fund. Any orders to purchase shares (or to exchange shares into the Orchard Money Market
Fund) received on or after this date will be rejected and returned immediately upon receipt.

            This Supplement should be retained for future reference.